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                                                                EXHIBIT 10.5


                   AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT
                     AND AMENDMENT NO. 1 TO CONVERTIBLE NOTE


              THIS AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT AND AMENDMENT NO. 1 TO CONVERTIBLE NOTE (the "Amendment") is entered into as of January 24, 1997 by and between PSINET INC. ("Seller") and MINDSPRING ENTERPRISES, INC. ("Buyer").

              WHEREAS, Seller and Buyer are parties to that certain Asset Purchase Agreement dated June 28, 1996, as amended by Amendment No. 1 thereto dated June 28, 1996 and Amendment No. 2 thereto dated September 1, 1996 (as so amended, the "Purchase Agreement" and such Amendment No. 2, "Amendment No. 2"); and

              WHEREAS, as required by the Purchase Agreement, Buyer issued to Seller as of September 1, 1996 its Convertible Note due September 1, 1997 in the original principal amount of $9,929,000 (the "Second Note"); and

              WHEREAS, Seller and Buyer desire to amend the Purchase Agreement and the Second Note, all in accordance with and subject to the terms and conditions hereinafter set forth; and

              WHEREAS, capitalized terms that are used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement;

              NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

              1. The first paragraph of Section 2.2 of the Purchase Agreement is hereby amended and restated to read as follows:

              For and in consideration of the conveyances and assignments described in SECTION 2.1 and in addition to the assumption of liabilities as set forth in SECTION 2.4, Buyer agrees to pay to Seller, and Seller agrees to accept from Buyer, an aggregate purchase price (the "Purchase Price") equal to Twelve Million Nine Hundred Twenty Nine Thousand Dollars ($12,929,000).

              2. Section 2.3 of the Purchase Agreement is hereby amended and restated to read as follows:

              (a) Buyer shall deliver to Seller at the First Closing the amount of One Million Dollars ($1,000,000.00) in immediately available funds (the "Cash Payment") and a fully executed copy of the First Note;


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              (b) Buyer shall deliver to Seller at the Second Closing a fully executed copy of the Second Note.

              3. The definition of "Second Note" in the Purchase Agreement is hereby amended by deleting all of the text of such definition following the phrase "Exhibit 2.3(b)".

              4. Exhibit 2.3(b) attached to this Amendment shall be, for all purposes, Exhibit 2.3(b) of the Purchase Agreement. Upon execution of this Amendment, Buyer shall re-execute the Second Note in the form attached to this Amendment as Exhibit 2.3(b) and deliver the same to Seller, and, promptly thereafter, Seller shall return to Buyer the original Second Note, which shall be deemed amended and restated by such re-executed Second Note.

              5. All references to $9,929,000, whether in words or numbers, in the Second Note and the Purchase Agreement are hereby amended, effective as of October 22, 1996, to read $3,078,324.

              6. Buyer hereby consents to the pledge of the Second Note to Fleet Bank of Massachusetts or any other primary institutional lender of Seller, provided such pledge is permitted by applicable federal and state securities laws.

              7. The parties acknowledge that the First Note has been paid in full, and that the First Note has been cancelled by Buyer.

              8. The parties acknowledge that Buyer has satisfied its obligations under Section 3.4 of the Purchase Agreement.

              9. The definitions of "Third Note," "Fourth Note" and "Fifth Note" and each reference thereto in the Purchase Agreement, are hereby deleted from the Purchase Agreement.

              10. The Purchase Agreement and the Second Note are hereby ratified and confirmed and, except as expressly modified hereby, the Purchase Agreement shall continue unmodified and in full force and effect.

              11. This Amendment may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

                                       2

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              IN WITNESS WHEREOF, each of the parties hereto has executed this
Amendment, or has caused this Amendment to be duly executed and delivered in its name on its behalf, all as of the day and year first above written.

                                      BUYER

                                      MINDSPRING ENTERPRISES, INC.



                                      By:  /s/ CHARLES M. BREWER        (SEAL)
                                         -------------------------------
                                      Name:    Charles M. Brewer
                                           -----------------------------------
                                      Title:   Chairman and CEO
                                            ----------------------------------



                                      SELLER

                                      PSINET INC.



                                      By:  /s/ WILLIAM L. SCHRADER      (SEAL)
                                         -------------------------------
                                      Name:    William L. Schrader
                                           -----------------------------------
                                      Title:   President and CEO
                                            ----------------------------------



                                       3






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                                                              EXHIBIT 2.3(b)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.


                          MINDSPRING ENTERPRISES, INC.

                                 PROMISSORY NOTE






$3,078,324.00                                                   October 22, 1996


       FOR VALUE RECEIVED, the undersigned, MINDSPRING ENTERPRISES, INC., a Delaware corporation (herein called the "Company"), hereby promises to pay to PSINET, INC., a New York corporation, or registered assigns (hereinafter called the "Payee"), the principal sum of Three Million Seventy Eight Thousand Three Hundred Twenty Four Dollars ($3,078,324.00) (the "Principal", which shall be subject to increase or decrease as set forth below). All payments hereunder shall be made in lawful money of the United States of America, and shall be subject to the offset and deduction provisions described herein.

Payment

       The Principal shall be payable in monthly installments on the last day of each calendar month (or, if such day is not a business day, on the next succeeding business day) as follows: (i) beginning on January 31, 1997, through and including June 30, 1997, principal in the amount of Fifty Thousand Dollars ($50,000) shall be payable; (ii) beginning on July 31, 1997, through and including December 31, 1997, principal in the amount of One Hundred Thousand Dollars ($100,000) shall be payable; (iii) beginning on January 31, 1998, through and including June 30, 1998, principal in the amount of One Hundred Fifty Thousand Dollars ($150,000) shall be payable; (iv) beginning on July 31, 1998, through and including November 30, 1998, principal in the amount of Two Hundred Twenty Five Thousand Dollars ($225,000) shall be payable; and (v) on December 31, 1998, a final principal payment in the amount of One Hundred Fifty Three Thousand Three Hundred Twenty Four Dollars ($153,324) shall be payable.


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Late Charges

       If the entire amount of any principal payment is not paid in full within five (5) days after the date when due, the Company shall pay to the Payee a late fee equal to two percent (2%) of the amount not paid.

Sale of Note

       This Note has not been registered under the Securities Act of 1933, as amended (the "1933 Act") or under the securities laws of any state. This Note may not be sold, transferred, pledged or hypothecated without the prior written consent of the Company.

       This Note shall be registered on books of the Company that shall be kept at its principal office for that purpose, and shall be transferable only on such books by the registered owner hereof in person or by duly authorized attorney upon surrender of this Note properly endorsed, and only in compliance with the next preceding paragraph hereof.

Redemption

       The Company may redeem this Note in whole or in part at any time.

Default

       In case of the failure to pay, when due, the principal or any other sum payable hereunder, and continuance of such failure for five (5) business days after the date on which such principal or other sum is due (whether upon maturity hereof, upon any installment payment date, upon any prepayment date, upon acceleration, or otherwise), the Payee may declare this Note to be due and payable in full.

Miscellaneous

       Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, the Company will make and deliver a new Note of like tenor in the principal amount of this Note then outstanding in lieu of such Note. Any Note so made and delivered shall be dated as of the date to which principal has been paid on the Note lost, stolen, destroyed or mutilated.

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

       The Company shall have the right to offset and/or deduct, from time to time and at any time, any amounts of principal payable under this Note against Losses (as defined in the Asset Purchase Agreement by and between the Company and Payee, dated as of June 28, 1996 ("Purchase Agreement", which term shall include all amendments thereto)) asserted against, resulting to, imposed upon or incurred by the Company for which the Company has a right or claim for indemnification pursuant to ARTICLE 10 of the Purchase Agreement.

       The Company hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this Note.

       No delay or omission on the part of the Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

       The Company hereby agrees to pay on demand all costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred or paid by Payee in enforcing this Note.

       The terms of this Note shall be governed by and construed in accordance with the laws of the State of New York (but not including the choice of law rules thereof).

       This Note shall not be valid or obligatory for any purpose until authenticated by the execution hereof by the Chairman, President or a Vice President of the Company and registered upon the books of the Company as hereinabove provided.





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




       IN WITNESS WHEREOF, MINDSPRING ENTERPRISES, INC., a Delaware corporation, has caused this Note to be signed in its corporate name by its Chairman, President or a Vice President, by authority duly given, all as of the day and year first above written.

                                       MINDSPRING ENTERPRISES, INC.



                                       By:
                                          ------------------------------
                                       Title:
                                             ---------------------------






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